COASTAL GASLINK	12 Months Ended
Dec. 31, 2023
Equity Method Investments and Joint Ventures [Abstract]
COASTAL GASLINK	COASTAL GASLINK
Impairment of Equity Investment in Coastal GasLink LP
In July 2022, amended agreements were executed between Coastal GasLink LP, LNG Canada, TC Energy and its Coastal GasLink LP partners (collectively, the July 2022 agreements). These amendments revised the commercial terms between LNG Canada and Coastal GasLink LP, as well as funding provisions between the partners of Coastal GasLink LP.
With the expectation that additional equity contributions under a subordinated loan agreement between TC Energy and the Coastal GasLink LP partners will be predominantly funded by TC Energy as limited partner of Coastal GasLink LP, in accordance with the July 2022 agreements, the Company completed valuation assessments during the first three quarters of 2023 and concluded that, for each period an assessment was performed, the fair value of its investment in Coastal GasLink LP was below its carrying value and that these were other-than-temporary impairments. As a result, a pre-tax impairment charge of $2,100 million ($1,943 million after tax) was recognized during the year ended December 31, 2023 in Impairment of equity investment in the Consolidated statement of income in the Canadian Natural Gas Pipelines segment (2022 – $3,048 million; $2,643 million after tax). The carrying value of the investment in Coastal GasLink LP was $294 million at December 31, 2023 (2022 – nil), which reflects the balance of amounts, net of impairments, drawn on the subordinated loan to date at December 31, 2023 and other changes to TC Energy's equity investment. The impairment charge reflected the net impact of $2,020 million drawn on and a $250 million repayment of the subordinated loan for the nine months ended September 30, 2023, along with TC Energy’s proportionate share of unrealized gains and losses on interest rate derivatives in Coastal GasLink LP and other changes to the equity investment. The cumulative pre-tax impairment charge recognized at December 31, 2023 is $5,148 million ($4,586 million after tax).
A deferred income tax recovery was recognized on the pre-tax impairment charge, net of certain unrealized tax losses not recognized. The impairment of the subordinated loan resulted in unrealized non-taxable capital losses that are not recognized. Refer to Note 20, Income taxes, for additional information.
At December 31, 2023, TC Energy expects to fund an additional $0.9 billion related to the capital cost estimates to complete the Coastal GasLink pipeline, which is consistent with the capital cost profile that was included in the September 30, 2023 impairment calculation. At December 31, 2023, there were no events or changes in circumstances since September 30, 2023 indicating a significant adverse impact on the estimated fair value of the Company’s investment in Coastal GasLink LP.
The fair value of TC Energy’s investment in Coastal GasLink LP at September 30, 2023 and December 31, 2022 was estimated using a 40-year discounted cash flow model and is classified as a Level III fair value measurement.
The discounted cash flow is most sensitive to assumptions related to the capital cost estimates for the Coastal GasLink pipeline of approximately $14.5 billion (2022 – $14.5 billion), discount rate and long-term financing plans.
Other assumptions included in the discounted cash flow model include contractually agreed upon terms and extension provisions in the TSAs between Coastal GasLink LP and the LNG Canada participants, potential expansion projects and estimated completion date.
Subordinated Loan Agreement
In 2021, TC Energy entered into a subordinated loan agreement with Coastal GasLink LP. This loan agreement was amended as part of the July 2022 agreements, and subsequent draws on this loan by Coastal GasLink LP will be provided through an interest-bearing loan, subject to a floating market-based interest rate to fund the capital cost to complete the Coastal GasLink pipeline. Committed capacity under the subordinated loan agreement between TC Energy and Coastal GasLink LP was $3.4 billion, with $2.5 billion drawn on the loan at December 31, 2023.
Any amounts outstanding on the loan will be repaid by Coastal GasLink LP to TC Energy once final project costs are known, which will be determined after the pipeline is placed into service. Coastal GasLink LP partners, including TC Energy, will contribute equity to Coastal GasLink LP to ultimately fund Coastal GasLink LP’s repayment of this subordinated loan to TC Energy. The Company expects that these additional equity contributions will be predominantly funded by TC Energy. Amounts drawn on this loan subsequent to amended agreements executed in July 2022 are accounted for as in-substance equity contributions and are presented as Contributions to equity investments on the Company’s Consolidated statement of cash flows. Interest and principal repayments on this loan, which are expected to be predominantly funded by TC Energy, will be accounted for as an equity investment distribution to the Company once received.
The table below reflects the changes in this loan receivable balance.

at December 31
(millions of Canadian $)	2023	2022

Outstanding balance at beginning of year	250	238
Issuances	2,520	112
Repayments	(250)	(100)
Outstanding balance at end of year	2,520	250
Impairment during the year	(2,020)	(250)
Carrying value at end of year	500	—
EQUITY INVESTMENTS

(millions of Canadian $)	Ownership Interest at December 31, 2023	Income (Loss) from Equity Investments			Equity Investments
		year ended December 31			at December 31
		2023	2022	2021	2023	2022

Canadian Natural Gas Pipelines
TQM[1]	50.0%	17	17	12	166	165
Coastal GasLink[1]	35.0%	203	1	—	294	—
U.S. Natural Gas Pipelines
Northern Border	50.0%	101	92	80	599	516
Millennium	47.5%	109	103	91	476	500
Iroquois	50.0%	98	77	55	227	237
Other	Various	16	20	18	120	122
Mexico Natural Gas Pipelines
Sur de Texas	60.0%	78	150	160	1,078	1,050
Liquids Pipelines
Grand Rapids[1]	50.0%	53	54	54	932	964
Port Neches Link LLC[2,3]	74.9%	13	—	—	124	149
HoustonLink Pipeline[1]	50.0%	1	1	1	18	19
Northern Courier[1,4]	nil	—	—	16	—	—
Power and Energy Solutions
Bruce Power[1]	48.3%	690	537	411	6,242	5,783
Other	Various	(2)	2	—	38	30
		1,377	1,054	898	10,314	9,535
1Classified as a VIE. Refer to Note 33, Variable interest entities, for additional information.
2Classified as a VIE in 2021.
3In December 2023, TC Energy sold a 20.1 per cent equity interest in Port Neches Link LLC.
4In November 2021, TC Energy sold its remaining 15 per cent equity interest in Northern Courier. Refer to Note 31, Acquisitions and dispositions, for additional information.
Coastal GasLink Incentive Payment
The Coastal GasLink project reached mechanical completion in November 2023 and was ready to deliver commissioning gas to the LNG Canada facility by the end of 2023. These milestones entitle Coastal GasLink LP to receive a $200 million incentive payment from LNG Canada. In accordance with the contractual terms between the Coastal GasLink LP partners, the amount accrues in full to TC Energy as the project developer and was settled through a cash distribution on February 12, 2024. The Company recognized the incentive payment as Income (loss) from equity investments in the Consolidated statement of income for the year ended December 31, 2023 and recorded a corresponding amount in Accounts receivable on the Consolidated balance sheet.
Impairment of Equity Investment
In the fourth quarter of 2022, the Company announced that a material increase in the Coastal GasLink pipeline project costs was expected. On February 1, 2023, Coastal GasLink LP announced an increase in the revised capital cost of the Coastal GasLink pipeline project. The increase in project costs and the Company's corresponding funding requirements were indicators that a decrease in the value of the Company's equity investment had occurred. As a result, the Company completed a valuation assessment and concluded that the fair value of TC Energy's investment was below its carrying value at December 31, 2022.     The Company completed valuation assessments at each of the first three quarters of 2023 and concluded that an         other-than-temporary impairment of its investment had occurred. This resulted in a pre-tax impairment charge of $2,100 million ($1,943 million after tax) and $3,048 million ($2,643 million after tax) recorded in the year ended December 31, 2023 and 2022, respectively. Refer to Note 8, Coastal GasLink, for additional information.
Distributions and Contributions
Distributions received from equity investments and contributions made to equity investments for the years ended December 31, 2023, 2022 and 2021 were as follows:

year ended December 31	2023	2022	2021
(millions of Canadian $)

Distributions
Distributions received from operating activities of equity investments	1,254	1,025	975
Sur de Texas debt repayments[1,2]	—	2,404	73
Other[1]	23	228	—
	1,277	3,657	1,048
Contributions[1]
Contributions to Coastal GasLink	3,231	1,414	92
Sur de Texas debt financing[2]	—	1,199	—
Contributions made to other equity investments	918	820	1,118
	4,149	3,433	1,210
1Included in Investing activities in the Consolidated statement of cash flows.
2Represents TC Energy's proportionate share of the Sur de Texas debt financing requirements and subsequent repayments. Refer to Note 13, Loans receivable from affiliates, for additional information.
Summarized Financial Information of Equity Investments

year ended December 31	2023	2022	2021
(millions of Canadian $)

Income
Revenues	6,425	5,891	5,447
Operating and other expenses	(3,450)	(3,390)	(3,293)
Net income	2,584	2,147	1,859
Net income attributable to TC Energy	1,377	1,054	898

at December 31	2023	2022
(millions of Canadian $)

Balance Sheet
Current assets	3,526	3,414
Non-current assets	42,933	37,713
Current liabilities	(2,431)	(2,856)
Non-current liabilities	(21,895)	(17,690)
At December 31, 2023, the cumulative carrying value of the Company’s equity investments was $183 million (2022 – $299 million) lower than the cumulative underlying equity in the net assets primarily due to the impairment of the equity investment in Coastal GasLink LP, partially offset by fair value adjustments at the time of acquisition or partial disposition as well as interest capitalized during construction. Refer to Note 8, Coastal GasLink, for additional information.